UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019

WRIGHT MEDICAL GROUP N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	1-35065	98-0509600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip code)

(+31) 20 521-4777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934. (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On February 7, 2019, Wright Medical Group, Inc. (“WMG”), an indirect, wholly-owned subsidiary of Wright Medical Group N.V. (the “Company”), issued $139,556,000 additional aggregate principal amount of WMG’s 1.625% cash convertible senior notes due 2023 (the “2023 Notes” and, such additional aggregated principal amount, the “Additional 2023 Notes”) pursuant to an indenture, dated as of June 28, 2018 (the “Indenture”), among WMG, the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Additional 2023 Notes were delivered upon settlement of previously announced privately negotiated exchange agreements among the Company, WMG and a limited number of investors who are accredited investors (within the meaning of Rule 501 promulgated under the U.S. Securities Act of 1933, as amended (the “Securities Act”)) and/or qualified institutional buyers (as defined in Rule 144A under the Securities Act), pursuant to which such accredited investors and/or qualified institutional buyers exchanged $130,134,000 aggregate principal amount of WMG’s existing 2.00% cash convertible senior notes due 2020 (the “2020 Notes”) for the Additional 2023 Notes. Following the exchange, the aggregate outstanding principal amount of the 2023 Notes is $814.6 million and the aggregate outstanding principal amount of the 2020 Notes is $56.5 million.

The Additional 2023 Notes are fully and unconditionally guaranteed by the Company on a senior unsecured basis. The Additional 2023 Notes will pay interest at a rate of 1.625% per year, payable semiannually in arrears on June 15 and December 15 of each year, and will mature on June 15, 2023, unless earlier converted or repurchased. The Additional 2023 Notes have the same terms, and were issued under the same Indenture, as the 2023 Notes issued on June 28, 2018, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2018 (the “Prior Form 8-K”). The information set forth in the Prior Form 8-K is incorporated herein by reference.

The foregoing description of the Indenture and the Additional 2023 Notes does not purport to be complete and is qualified in its entirety by reference to the form of note representing the Additional 2023 Notes, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the Indenture, which is filed as Exhibit 4.1 to the Prior Form 8-K, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Note Representing $139,556,000 Million Aggregate Principal Amount of WMG’s 1.625% Cash Convertible Senior Notes Due 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP N.V.

Dated: February 8, 2019	By:	/s/ Lance A. Berry
Lance A. Berry
Executive Vice President, Chief Financial and Operations Officer